                                                                   Exhibit 10.65

                                FIRST AMENDMENT
                                ----- ---------

          This First Amendment (this "Amendment") is entered into as of this 11th day of September, 1998 among IMPAC GROUP, INC., a Delaware corporation (the "Company") AGI INCORPORATED, an Illinois corporation ("AGI"), KLEARFOLD, INC., a
 -------
Pennsylvania corporation ("Klearfold", and together with AGI, each a "L/C
                           ---------                                  ---
Borrower" and collectively, the "L/C Borrowers"), Bank of America National Trust
--------                         -------------
& Savings Association, as Agent (the "Agent"), and the financial institutions
                                      -----
from time to time party thereto (the "Lenders"). Unless otherwise specified
                                      -------
herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below).

                                    RECITALS
                                    --------

          WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders are party to the Amended and Restated Multicurrency Credit Agreement, dated as of March 12, 1998 and as amended and restated as of July 7, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit
                                                                     ------
Agreement");
---------

          WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders wish to enter into certain amendments to the Credit Agreement to, among other things, reduce the Term Loan B Commitment to $64,000,000 and provide that the Lenders with a Term Loan A Commitment purchase a risk participation in the Bidco Loan Note Credit Support, all as more fully set forth herein;

          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          Section 1. Amendments.
                     -----------

          (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions "Agent-Related Persons", "Aggregate Term Loan B Commitment",
                 ---------------------    --------------------------------
"Bidco Loan Notes Credit Support Commitment", "Bidco Loan Notes Credit Support
-------------------------------------------    -------------------------------
Advance", Bidco Loan Notes Credit Support Borrowing", "Borrowing Base",
-------   -----------------------------------------    --------------
"Borrowing Base Deficiency", "Commitment Fee",  "Dollar Equivalents", "FX
--------------------------    --------------     ------------------    --
Trading Office", "L/C Obligations", "Lender", "Majority Lenders", "Offshore
--------------    --------------     ------    ----------------    --------
Currency", "Offshore Currency Loan", "Offshore Currency Loan Sublimit",
--------    ----------------------    -------------------------------
"Offshore Rate Loan", "Relevant Undertakings", "Revolving Loan Termination
-------------------    ---------------------    --------------------------
Date", "Spot Rate", "Swing Line Lender", "Swing Line Loan", "Swing Line Rate"
----    ---------    -----------------    ---------------    --------------
and "Term Loan Commitment Fee" in their entirety and inserting each of the
     ------------------------
following definitions in appropriate alphabetical order:

          "Adjusted Cost of Funds Rate" means for any Interest Period, a rate
           ---------------------------
     per annum (rounded upwards, if necessary, to the next 1/16th of 1%) equal to the rate obtained by dividing (a) the Cost of Funds Rate (similarly rounded) for such Interest Period by (b) a percentage equal to 1 minus the aggregate of all applicable reserve requirements in effect from time to time during such Interest Period as determined by the Swing Line Lender.

          "Agent-Related Persons" means the initial Agent and any successor
           ---------------------
     agent arising under Section 10.09 or any successor letter of credit issuing
                         -------------
     bank or Swing Line lender hereunder, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Aggregate Term Loan B Commitment" means the aggregate Term Loan B
           --------------------------------
     Commitments of the Lenders equal to Sixty-Four Million Dollars
     ($64,000,000).

          "Bidco Loan Notes Credit Support Commitment" means the commitment of
           ------------------------------------------
     the Issuing Bank to Issue, and the Term Loan A Lenders and the Revolving Lenders to participate in, the Bidco Loan Notes Credit Support Issued or outstanding under Article III, in an aggregate amount not to exceed on any date the Dollar Equivalent of (Pounds)8,909,991, as the same may be reduced as a result of a reduction in the Bidco Loan Notes Credit Support pursuant to Section 2.07(f).
        ---------------

          "Bidco Loan Notes Credit Support Advance" means each Term Loan A
           ------------------------------- -------
     Lender's and each Revolving Lender's participation in any Bidco Loan Notes Credit Support Borrowing in accordance with its Pro Rata Share, with respect to the Term Loan A Lenders, or Pro Rata Revolving Share, with respect to the Revolving Lenders.

          "Bidco Loan Notes Credit Support Borrowing" means  extension of credit
           ---------- -------------------- ---------
     resulting from a drawing under the Bidco Loan Notes Credit Support which shall not have been reimbursed on the date when made nor converted into a Borrowing of a Term Loan A or a Revolving Loan under Section 3.03(e).
                                                          --------------

          "Blocked Amount" means, (a) at any time on or prior to the Squeeze-Out
           --------------
     Date, an amount equal to (i) the Dollar Equivalent of (Pounds)3,871,393, as such amount is automatically reduced during the Squeeze-Out Period by the Dollar Equivalent of the Bidco Loan Notes Credit Support issued during the Squeeze-Out Period, plus (ii) an amount equal to the Dollar equivalent
                             ----
     of 5% of the stated amount of the Bidco Loan Notes Credit Support, and (b) after the Squeeze-Out Date, (i) at any time prior to the termination of the Bidco Loan Notes Credit Support, an amount equal to the Dollar Equivalent of 5% of the Stated Amount of the Bidco Loan Notes Credit Support and (ii) thereafter, zero.

          "Borrowing Base" means, as at any date on which the amount thereof is
           --------------
     being determined, an amount equal to the sum of(a)(i) 85% of Eligible Receivables plus (ii) 65% of Eligible Inventory plus (b) S10,000,000 minus
                 ----                                ----                 -----
     (c) the Blocked Amount. The Borrowing Base in effect at any given time shall be the Borrowing Base derived from the Borrowing Base Certificate most recently delivered in compliance with Section 7.02(g); provided, that
                                                ---------------- --------
     so long as the most recent Borrowing Base Certificate required to be delivered has not been so delivered the Borrowing Base in effect will be zero.

          "Borrowing Base Deficiency" means at any time, the amount, if any, by
           -------------------------
     which the sum of the Effective Amount of Revolving Loans, Swing Line Loans, L/C Obligations at such time exceeds the Borrowing Base then in effect.

          "Commitment Fee" means, collectively, the Revolving Commitment Fee and
           --------------
     the Term Loan A Commitment Fee and the Term Loan B Commitment Fee.

          "Cost of Funds Rate" means for any Interest Period in respect of any
           ------------------
     Swing Line Loan denominated in a currency other than Sterling, the rate per annum determined by the Swing Line Lender or the Designated Local Lender advancing such Swing Line Loan in accordance with its customary procedures in the applicable local bank market as its cost of funds for such Swing Line Loan during such Interest Period.

          "Designated Local Lender" means an agency, branch office or other
           -----------------------
     Affiliate of the Swing Line Lender, or another bank or financial institution, designated from time to time by the Swing Line Lender as its lending office for purposes of making Swing Line Loans in a particular country and/or currency; provided, however, that any such Designated Local
                              --------  -------
     Lender shall not at any time assume the duties of the Swing Line Lender under this Agreement, and shall act only in its capacity of providing a particular currency in a particular country where the Swing Line Lender does not have an independent banking presence.

          "Dollar Equivalent" means, at any time, (a) as to any amount
           ------ ----------
     denominated in Dollars, the amount thereof at such time, (b) as to any amount denominated in an Offshore Currency (other than a Swing Line Offshore Currency), the equivalent amount in Dollars as determined by the Agent at such time on the basis of the Spot Rate for the purchase of Dollars with such Offshore Currency on the most recent Computation Date and
     (c) as to any amount denominated in a Swing Line Offshore Currency, the equivalent amount in Dollars as determined by the Swing Line Lender or the Designated Local Lender, as the case may be, at such time on the basis of the Spot Rate for the purchase of Dollars with such Swing Line Offshore Currency at such time.

          "Excess Bidco Credit Support Amount" has the meaning specified in
           ----------------------------------
     Section 3.01(d).
     ---------------

          "L/C Obligations" means, collectively, (a) Specified L/C Obligations
           ---------------
     plus (b) the amount of the Bidco Loan Notes Credit Support Obligations not
     ----
     supported by the Term Loan A Commitment, plus (c) the sum of (i) the aggregate undrawn amount of all Letters of Credit (other than the AGI Letter of Credit, the Klearfold Letter of Credit and the Bidco Loan Notes Credit Support) then outstanding, plus (ii) the amount of all unreimbursed drawings under all Letters of Credit (other than the AGI Letter of Credit, the Klearfold Letter of Credit and the Bidco Loan Notes Credit Support, including all outstanding L/C Borrowings.

          "Lender" has the meaning specified in the introductory clause hereto.
           ------
     References to the "Lenders" shall include BofA, including in its capacity as Issuing Bank and Swing Line

    Lender, any Designated Local Lender and any other Lender assuming such capacity in the future, and for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Lenders due to its status as Issuing Bank or Swing Line Lender, its status as such will be specifically referenced.

          "Majority Lenders" means (a) prior to the termination of the
           ----------------
     Commitment, Lenders holding at least 51% of the then aggregate unpaid principal amount of Term Loans (including the obligations of the Term Loan A Lenders under the Bidco Loan Note Credit Support) plus the Revolving Loan
                                                         ----
     Commitments or, (b) if the Commitments have been terminated, Lenders holding at least 51% of the then unpaid principal amount of Loans. L/C Obligations and the obligations of the Term Loan A Lenders under the Bidco Loan Note Credit Support.

          "Offshore Currency" means, at any time, (a) with respect to Swing Line
           -----------------
     Loans, any Swing Line Offshore Currency and (b) with respect to any Offshore Currency Loan, Sterling, German Deutsche Marks, Dutch Guilders, euros and/or euro units; provided, that on the Commencement Date, each
                              --------
     obligation under this Agreement denominated in a national currency unit will, forthwith (but otherwise in accordance with EMU Legislation), be redenominated into the euro. Following redenomination described in the proviso contained in the preceding sentence, (i) all Loans requested in the currency of a Participating Member State shall, subject to the terms of this Agreement, be made in euro units; and (ii) payments by the Agent to the Lenders in the currency of a Participating Member State shall be made in euro units.

          "Offshore Currency Loan" means any Revolving Loan (other than a
           ----------------------
     Specified L/C Loan) that is an Offshore Rate Loan denominated in an Offshore Currency.

          "Offshore Currency Loan Sublimit" means, as to all Loans denominated
           -------------------------------
     using Offshore Currencies in the aggregate, the Dollar Equivalent of $40,000,000.

          "Offshore Rate Loan" means a Loan (other than (i) Specified L/C Loans
           ------------------
     and (ii) for all purposes other than the application of Article IV hereof
                                                             -------
     to the Swing Line Loans, the Swing Line Loans) that bears interest based on the Offshore Rate.

          "Relevant Undertakings" means each of the undertakings and covenants
           ---------------------
     of the Company contained in Sections 7.04(a), 7.12(d), 7.13 (excluding
                                 ----------------  -------  ----
     consideration of Target and its Subsidiaries), and 7.16(a), (c), (f) and
                                                        ---------------------
     (m).
     ----

          "Revolving Loan Termination Date" means the earlier to occur of:
           -------------------------------

          (a)  March 31, 2004; and

          (b) the date on which the Revolving Loan Commitments terminate in accordance with the provisions of the Agreement.

          "Spot Rate" for a currency means the rate generally quoted by BofA or
           ---------
     a Designated Local Lender, as the case may be, as the spot rate for the purchase by BofA or such Designated Local Lender, as the case may be, of such currency with another currency through its foreign exchange trading office on the date two Business Days prior to the date as of which the foreign exchange computation is made.

          "Swing Line Lender" means BofA, in its capacity as provider of the
           ------------------
     Swing Line Loans. With respect to Swing Line Loans, BofA may designate a Designated Local Lender to make such Swing Line Loans and such Designated Local Lender shall be deemed to be the Swing Line Lender for the purposes of this Agreement to the extent provided in the definition of Designated Local Lender.

          "Swing Line Loan" means a Loan made by the Swing Line Lender,
           ---------------
     denominated in an Offshore Currency, pursuant to Section 2.01(e).
                                                      ---------------

          "Swing Line Offshore Currency" means, at any time, Sterling, Dutch
           ----------------------------
     Guilders, Irish Punts (so long as the aggregate principal amount of Swing Line Loans outstanding at any time with respect to Irish Punts shall not exceed the Dollar Equivalent of $1,500,000), Austrian Schillings (so long as the aggregate principal amount of Swing Line Loans outstanding at any time with respect to Austrian Schillings shall not exceed the Dollar Equivalent of $3,000,000), euros and/or euro units; provided, that on the
                                                         --------
     Commencement Date, each obligation under this Agreement denominated in a national currency unit will, forthwith (but otherwise in accordance with EMU Legislation), be redenominated into the euro. Following redenomination described in the proviso contained in the preceding sentence, (i) all Loans requested in the currency of a Participating Member State shall, subject to the terms of this Agreement, be made in euro units; and (ii) payments by the Agent to the Lenders in the currency of a Participating Member State shall be made in euro units.

          "Swing Line Rate" means, for any day, (i) for Swing Line Loans
           ---------------
     denominated in Sterling, the rate of interest in effect for such day as publicly announced from time to time by BofA in London as its "reference rate" and (ii) for Swing Line Loans denominated in other currencies, the Adjusted Cost of Funds Rate. The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point of pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Term Loan A Commitment Fee" has the meaning specified in Section
           --------------------------                               -------
          2.l0(c)(i).
          ----------

          "Term Loan A Lenders" means each Lender with a Term Loan A Commitment.
           -------------------

          "Term Loan B Commitment Fee" has the meaning specified in Section
           --------------------------                               -------
          2.l0(c)( ii).
          ------------

          (b) the definition of Pro Rata Share shall be amended to add the following phrase after each place when the words "L/C Obligations" appear:

          "and the obligations under the Bidco Loan Notes Credit Support related to Term Loan A"

          (c) Clauses (a), (b), (c), and (e)(i) and (ii) of Section 2.01 of the Credit Agreement are hereby amended by deleting said clauses in their entirety and inserting in lieu thereof the following new clauses (a), (b), (c), and
(e)(i) and (ii):

         "(a)  Term Loan A
                ----------

               Each Lender with a Term Loan A Commitment severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Term Loan A") from time to time on any Business Day
                         -------------
     during the period from the Initial Funding Date to the Revolving Loan Termination Date, in an aggregate amount not to exceed such Lender's Term Loan A Commitment as set forth on Schedule 2.01 (as such amount is reduced
                                       -------------
     as a result of the making of any Term Loan A during such period or pursuant to Section 2.07); provided, however, that after giving effect to any
        -------------  --------  -------
     Borrowing of a Term Loan A, the Effective Amount of Term Loan A shall not at any time exceed the Aggregate Term Loan A Commitment; and provided
                                                                  --------
     further, that the Effective Amount of a Term Loan A of any Term Loan A
     -------
     Lender plus the participation of such Term Loan A Lender in the Dollar Equivalent of the Bidco Loan Notes Credit Support Obligations shall not at any time exceed such Term Loan A Lender's Term Loan A Commitment. Amounts borrowed as a Term Loan A which are repaid or prepaid by the Company may not be reborrowed.

          (b)  Term Loan B
               -----------

               Each Lender with a Term Loan B Commitment severally agrees, on the terms and conditions set forth herein, to make a loan to the Company (each such loan, a "Term Loan B") on the Initial Funding Date in an amount
                         ------------
     not to exceed such Lender's Term Loan B Commitment as set forth on Schedule
                                                                        --------
     2.01 (as such amount may be reduced under Section 2.05). Amounts borrowed
     ----                                      ------------
     as a Term Loan B which are repaid or prepaid by the Company may not be reborrowed.

          (c)  The Revolving Credit
               --------------------

               Subject to Section 2.01(e), each Revolving Lender severally
                          ---------------
     agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Revolving Loan") from time to time on any
                                 ---------------
     Business Day during the period from the Initial Funding Date to the Revolving Loan Termination Date, in an aggregate amount not to exceed at any one time outstanding the amount set forth on Schedule 2.01 (such
                                                      -------------
     amount, as the same may be reduced under Section 2.07 or reduced or
                                              ------------
     increased as a result of one or more assignments under Section 11.08, the
                                                            -------------
     Revolving Lender's "Revolving Loan
                         --------------

    Commitment"); provided, however, that, after giving effect to any Borrowing
    ------------  --------  -------
    of Revolving Loans, the Effective Amount of Revolving Loans, Swing Line Loans and L/C Obligations at such time shall not at any time exceed an amount equal to the Aggregate Revolving Loan Commitment at such time minus the Blocked Amount: and provided further, that the Effective Amount of
                        --- -------- -------
    Revolving Loans of any Revolving Lender plus the participation of such Revolving Lender in the Effective Amount of all L/C Obligations and such Revolving Lender's Pro Rata Revolving Share of the Effective Amount of Swing Line Loans shall not at any time exceed such Revolving Lender's Revolving Loan Commitment minus such Revolving Lender's Pro Rata Revolving Share of the Blocked Amount (to the extent not utilized in connection with the Excess Bidco Credit Support Amount); and provided further, that the Effective
                                  --- -------- -------
    Amount of the Revolving Loans, the Effective Amount of Swing Line Loans and L/C Obligations shall not at any time exceed the Borrowing Base. Within the limits of each Revolving Lender's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01,
                                                             ------------
    prepay under Section 2.06 and reborrow under this Section 2.01(c).
                 ------------                         ---------------

                                  *    *    *


          (e)  Swing Line Loans
               ----------------

               (i) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make Swing Line Loans to the Company from time to time prior to the Swing Line Termination Date in an aggregate principal amount at any one time outstanding not to exceed $15,000,000 (or the Dollar Equivalent thereof) (the "Swing Line Loan Commitment"); provided, that
                               ----------------------------  --------
     after giving effect to any such Swing Line Loan, the Effective Amount of Revolving Loans, Swing Line Loans and L/C Obligations at such time would not exceed an amount equal to the Aggregate Revolving Loan Commitment at such time minus the Blocked Amount (to the extent not utilized in connection with the Excess Bidco Credit Support Amount); and provided
                                                                  --------
     further that the Effective Amount of all Revolving Loans, Swing Line Loans,
     -------
     L/C Obligations at such time would not exceed the Borrowing Base at such time. Prior to the Swing Line Termination Date, the Company may use the Swing Line Commitment by borrowing, prepaying the Swing Line Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

               (ii) The Company may borrow under the Swing Line Commitment on any Business Day after the Initial Funding Date but on or prior to the Swing Line Termination Date; provided, that the Company shall give the
                                  --------
     Swing Line Lender irrevocable written notice signed by a Responsible Officer or an authorized designee (which notice must be received by the Swing Line Lender prior to 11:00 a.m. (London time)) with a copy to the Agent specifying the amount of the requested Swing Line Loan, which shall be in a minimum amount of $100,000 (or the Dollar Equivalent thereof) (or such lesser amount as is acceptable to the Swing Line Lender) and the applicable Swing Line Offshore Currency (which, in any event, cannot exceed any sublimit on such currency set forth in the definition of Swing Line Offshore Currency). The proceeds of the Swing Line Loan will be made available by the Swing Line Lender in London to the Company in immediately available funds at the office of the Swing Line Lender by 1:00 p.m. (London time) on the date of such notice with respect to Swing Line Loans denominated in Sterling, and on the third (3rd) Business Day thereafter with respect to Swing Line Loans denominated in any other currency. The Company may at any time and from time to time, prepay the Swing Line Loans, in whole or in part, without premium or penalty, by notifying the Swing Line Lender prior to 11:00 a.m. (London time) on any Business Day of the date and amount of prepayment with a copy to the Agent. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments shall be in an aggregate principal amount of $100,000 (or the Dollar Equivalent thereof) or a whole multiple of $100,000 (or the Dollar Equivalent thereof) in excess thereof."

          (d) Clause (e)(iii) of Section 2.01 of the Credit Agreement is hereby amended by deleting the "or" at the end of clause (c) and adding the following proviso at the end of the first sentence thereof immediately before the period:

     "provided, further, that should any portion of the Swing Line Loan be outstanding in a currency which is not covered under the definition of Offshore Currency Loan as it applies to Revolving Loans, then the Lenders shall repay the Swing Line Lender with the Dollar Equivalent of such Swing Line Loan as so denominated."

          (e) Clause (a) of Section 2.05 of the Credit Agreement is hereby amended by inserting the following immediately at the end of clause (d) contained therein:

          "or (e) with respect to reductions to the Term Loan A Commitment, the Dollar Equivalent of all Bidco Loan Notes Credit Support would exceed the combined Term Loan A Commitments of all Term Loan A Lenders then in effect."

          (f) Clauses (a), (b) and (iii) of Section 2.06 of the Credit Agreement are hereby amended by deleting said clauses in their entirety and inserting in lieu thereof the following:

          "(a) at least three Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Currency Loans or Swing Line Loans denominated in a currency other than Sterling, (b) at least two Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Rate Loans in Dollars, and (c) on the date of the prepayment date if the Loans to be prepaid are Base Rate Loans or Swing Line Loans denominated in Sterling."

          (g) Clauses (f), (h), and (m) of Section 2.07 of the Credit Agreement are hereby amended by deleting said clauses in their entirety and inserting in lieu thereof the following new clauses (f), (h), and (m):

         "(f)(i) The Bidco Loan Notes Credit Support Commitment shall be automatically reduced from time to time on the date, and in the amount, that the amount available to be drawn under the Bidco Loan Notes Credit Support is reduced pursuant to the terms of the Bidco Loan Notes Credit Support (but after giving effect to any Borrowing of a Term Loan A or Revolving Loan used to repay drawings thereunder on such date).

          (ii) The Term Loan A Commitment shall be automatically reduced from time to time on the date, and in the amount, of any reduction in the Stated Amount of the Bidco Loan Notes Credit Support in the event such reduction is not accompanied by a Borrowing of a Term Loan A.

          (h)   If on any Computation Date, the Agent shall have determined that the aggregate Dollar Equivalent principal amount of all (I) Revolving Loans and Swing Line Loans then outstanding plus (II) the aggregate amount of outstanding L/C Obligations and plus (III) the amount of the Excess
                                        ----
     Bidco Credit Support Amount and the Blocked Amount, exceeds the Aggregate Revolving Credit Commitment, due to a change in applicable rates of exchange between Dollars and Offshore Currencies, then the Agent shall give notice to the Company that a prepayment is required under this Section
                                                                    -------
     2.07(h), and the Company agrees thereupon to make prepayments of Revolving
     -------
     Loans, subject to Section 4.04, such that, after giving effect to such
                       ------------
     prepayment, the aggregate Dollar Equivalent amount of all amounts under clauses (I), (II) and (III) above does not exceed the Aggregate Revolving Credit Commitment.

          (m) The Aggregate Term Loan A Commitment, and the Term Loan A Commitment of each Lender, shall be reduced on the Initial Funding Date (after giving effect to the Term Loan A made on the initial Funding Date and the Dollar Equivalent of the amount of the Bidco Loan Credit Support issued on the initial Funding Date) in an amount equal to the unutilized Aggregate Term Loan A Commitment, and the unutilized Term Loan A Commitment of each Lender, as of such date. For the purpose of calculating utilization under this clause (m), the Term Loan A Commitments shall be deemed used to the extent of the Effective Amount of Term Loan A then outstanding after giving effect to the Initial Funding Date and the Dollar Equivalent of the Bidco Loan Notes Credit Support issued on the initial Funding Date."

          (h) Clause (j), (k) and (1) of Section 2.07 are hereby amended by adding the following sentence at the end of each such clause:

     "To the extent a prepayment would otherwise be required under this clause, but the outstanding principal balance of Term Loan A has been repaid in full and the only remaining portion of the Aggregate Term Loan A Commitment remaining is being utilized for the Bidco Loan Notes Credit Support, then the aggregate amount of such prepayment shall be applied to prepay Term Loan B as otherwise required pursuant to this clause and without giving effect to Section 2.07(o)."
               ---------------

          (i) New clauses (p) and (q) are hereby added to Section 2.07 to read
                  -----------     ---                     ------------
as follows:

          "(p) If any portion of the Term Loan A Commitment remains unutilized on the date that the Bidco Loan Notes Credit Support Commitment is terminated and the Bidco Loan Notes Instrument is released, then such portion of the Term Loan A Commitment shall be automatically deemed to be reduced and the amount of such reduction shall also decrease any remaining Term Loan A payments under Section 2.08(d) hereof on a ratable basis among all remaining payments of Term Loan A."

          (q) If on any date the Dollar Equivalent of all Offshore Currency Loans and Swing Line Loans exceeds the Offshore Currency Loan Sublimit, the Company shall immediately without notice or demand prepay the outstanding principal amount of Swing Line Loans and/or Revolving Loans by an amount equal to such applicable excess."

          (j) Clause (d) of Section 2.08 is hereby amended by adding the following sentence at the end of such clause:

     "To the extent a repayment would otherwise be required under this clause, but the outstanding principal balance of Term Loan A has been repaid in full and the only remaining portion of the Aggregate Term Loan A Commitment remaining is being utilized for the Bidco Loan Notes Credit Support, then the aggregate amount of such repayment shall be applied to repay Term Loan B on a ratable basis among all remaining payments of Term Loan B."

          (k) Clause (c) of Section 2.10 of the Credit Agreement is hereby amended by deleting said clause in its entirety and inserting in lieu thereof the following new clause (c):

         "(c)  Term Loan Commitment Fees
               -------------------------

               (i) The Company shall pay to the Agent for the account of each Term Loan A Lender a commitment fee ("Term Loan A Commitment Fee") on the
                                           --------------------------
     actual daily unused portion of such Term Loan A Lender's Term Loan A Commitment computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to the Applicable Margin per annum applicable to the Commitment Fee. For purposes of calculating utilization under this clause (i), the Term Loan A Commitments shall be deemed used to the extent of the Effective Amount of Term Loan A then outstanding and the Dollar Equivalent of the Bidco Loan Notes Credit Support that has been Issued. Such Term Loan A Commitment Fee shall accrue from the Announcement Date to the Revolving Loan Termination Date or such earlier date as the Term Loan A Commitment is reduced to zero (such date, "the Term Loan A Commitment Termination Date"), and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December through the Term Loan A Commitment Termination Date, with the final payment to be made on the Term Loan A

    Commitment Termination Date. The Term Loan A Commitment Fee shall accrue at all times after the above-mentioned commencement date until the Term Loan A Commitment Termination Date, including at any time during which one or more conditions in Article V are not met.
                  ---------

               (ii) The Company shall pay to the Agent for the account of each Lender with a Term Loan B Commitment a commitment fee ("Term Loan B
                                                             -----------
     Commitment Fee") on the actual daily unused portion of such Term Loan B
     --------------
     Lender's Term Loan B Commitment computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to the Applicable Margin per annum applicable to the Commitment Fee. Such Term Loan B Commitment Fee shall accrue from the Announcement Date to the Initial Funding Date and shall be due and payable in arrears on the Initial Funding Date; provided, that in connection with any reduction or
                   --------
     termination of Term Loan B Commitments, as the case may be, under Section
                                                                       -------
     2.05 or pursuant to that certain First Amendment to this Agreement, dated
     ----
     as of September 11, 1998, the accrued Term Loan B Commitment Fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The Term Loan B Commitment Fee shall accrue at all times after the above-mentioned commencement date until the Initial Funding Date, including at any time during which one or more conditions in Article V are not met."
                   ---------

          (l) Clause (d) of Section 3.01 is hereby amended by deleting said clause in its entirety and inserting in lieu thereof the following new clause
(d):

         "(d)  On the terms and conditions set forth herein:

               (i) the Issuing Bank agrees, (A) on the Initial Funding Date to issue an irrevocable bank guarantee for the account of the Company in form and substance satisfactory to the Issuing Bank and in an amount not to exceed the Bidco Loan Notes Credit Support Commitment for the benefit of the holders of Bidco Loan Notes (the "Bidco Loan Notes Credit Support") in
                                           -------------------------------
     support of the principal and interest payment obligations of Bidco pursuant to the Bidco Loan Notes, and subject to the satisfaction of the conditions in Section 5.03, to amend or renew the Bidco Loan Notes Credit Support in
        ------------
     accordance with Sections 3.02(c) and (d), and (B) to honor drawings under
                     ----------------     ---
     the Bidco Loan Notes Credit Support;

               (ii) the Term Loan A Lenders and the Revolving Lenders severally agree to participate in the Bidco Loan Notes Credit Support; provided that
                                                                  --------
     the participation by the Revolving Lenders in the Bidco Loan Notes Credit Support shall be limited to the amount, if any, by which the Dollar Equivalent of the Bidco Loan Notes Credit Support exceeds the Term Loan A Commitment then in effect for which no Term Loan A Loans are then outstanding (such amount, the "Excess Bidco Credit Support Amount"); and
                                    ----------------------------------

               (iii) the Issuing Bank shall not be obligated to Issue, and no Term Loan A Lender or Revolving Lender shall be obligated to participate in, the Bidco Loan Notes Credit Support if, as of any Issuance Date of the Bidco Loan Notes Credit Support (whether on the Initial Funding Date or any increase thereafter), the Dollar Equivalent of the Bidco Loan Notes Credit Support Obligations exceeds the Bidco Loan Notes Credit Support Commitment."

          (m) Clauses (a), (d)(i), (e) and (f) of Section 3.03 of the Credit Agreement are hereby amended by deleting said clauses in their entirety and inserting in lieu thereof the following new clauses (a), (d)(i), (e) and (f):

              "(a)(i) Immediately upon the Issuance of each Letter of Credit (other than the Bidco Loan Notes Credit Support), each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (A) the Pro Rata Revolving Share of such Revolving Lender, times (B) the maximum amount available to be drawn under such Letter of Credit and the amount of any such drawing thereunder, respectively. For purposes of Section 2.01(d), the
                                                            ---------------
     Issuance of the AGI Letter of Credit shall be deemed to utilize the AGI L/C Sublimit of each Revolving Lender. For purposes of Section 2.01(d), the
                                                        ---------------
     Issuance of the Klearfold Letter of Credit shall be deemed to utilize the Pro Rata Revolving Share of the Klearfold L/C Sublimit of each Revolving Lender.

               (ii) Immediately upon the Issuance of the Bidco Loan Notes Credit Support, each Term Loan A Lender and each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in the Bidco Loan Notes Credit Support and each drawing thereunder in an amount equal to the product of (I) with respect to Term Loan A Lenders, (A) the Pro Rata Share of such Term Loan A Lender, times (B) the maximum amount available to be drawn under such Bidco Loan Notes Credit Support (exclusive of the Excess Bidco Credit Support Amount, if any) and the amount of any such drawing thereunder (exclusive of the Excess Bidco Credit Support Amount, if any), respectively, less any amounts previously drawn to pay off holders of Bidco Loan Notes and (II) with respect to Revolving Lenders, (i) the Pro Rata Revolving Share of such Revolving Lender, times (ii) the Excess Bidco Credit Support Amount and the amount of such drawing attributable to the Excess Bidco Credit Support Amount, respectively. For the purposes of Sections 2.01 (a) and (c), the
                                               -----------------     ---
     Issuance of the Bidco Loan Notes Support shall be deemed to utilize the Bidco Loan Notes Credit Support Commitment of each Term Loan A Lender and each Revolving Lender.

                                  *    *    *

               (d)(i) In the event of any request for a drawing under a Letter of Credit (other than the AGI Letter of Credit, the Klearfold Letter of Credit and any Bidco Loan Notes Credit Support) by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank (by an L/C Borrowing or otherwise) prior to 12:00 Noon (Chicago time), on the Honor Date, in an amount equal to the amount so paid by the Issuing Bank. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 12:00 Noon (Chicago time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Revolving Lender thereof, and the Company shall be deemed to have requested that Base Rate Loans in an aggregate amount equal to the unreimbursed drawing be made by the Revolving Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Loan Commitment and subject to the conditions set forth in Section 5.03. Any
                                                           ------------
     notice given by the Issuing Bank or the Agent pursuant to this clause
                                                                    ------
     (d)(i) may be oral if immediately confirmed in writing (including by
     ------
     facsimile); provided, that the lack of such an immediate confirmation shall
                 --------
     not affect the conclusiveness or binding effect of such notice.

                                  *    *    *

               (e)(i) In the event of any request for a drawing under the Bidco Loan Notes Credit Support by any beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank (first, through a Term Loan A Borrowing, and then to the extent the Term Loan A Commitment has been fully utilized, through a Revolving Loan Borrowing) prior to 12:00 Noon (London time), on the Honor Date, in an amount equal to the amount so paid by the Issuing Bank. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under the Bidco Loan Notes Credit Support by 12:00 Noon (London time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Term Loan A Lender and each Revolving Lender thereof, and the Company shall be deemed to have requested that Base Rate Loans in an aggregate amount equal to the unreimbursed drawing to be made first by the Term Loan A Lenders and then to the extent the Term Loan A Commitment has been fully utilized, through a Revolving Loan by the Revolving Lenders to be disbursed on the Honor Date under such Bidco Loan Notes Credit Support and subject to the conditions set forth in
     Section 5.03. Any notice given by the Issuing Bank or the Agent pursuant to
     ------------
     this clause (e)(i) may be oral if immediately confirmed in writing
          -------------
     (including by facsimile); provided, that the lack of such an immediate
                               --------
     confirmation shall not affect the conclusiveness or binding effect of such notice.

               (ii) Each Term Loan A Lender and, if applicable, each Revolving Lender shall upon any notice pursuant to Section 3.03(e)(i) make available
                                              ------------------
     to the Agent for the account of the Issuing Bank an amount in Same Day Funds equal to its Pro Rata Share, in the case of Term Loan A Lenders, and its Pro Rata Revolving Share, in the case of Revolving Lenders, of the amount of the drawing for which they are required to provide reimbursement, whereupon each participating Term Loan A Lender and, if applicable, Revolving Lender shall (subject to Section 3.03(e)(iii)) be deemed to have
                                        --------------------
     made a Term Loan A and/or Revolving Loan, if applicable, consisting of a Base Rate Loan to the Company in that amount. If any Term Loan A Lender and, if applicable, Revolving Lender so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Term Loan A Lender's Pro Rata Share or such Revolving Lender's Pro Rata Revolving Share of the amount of the drawing by 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Term Loan A Lender's and, if applicable, Revolving Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Term Loan A Lender and, if applicable, any Revolving Lender to effect such payment on such date shall not relieve such Term Loan A Lender or Revolving Lender, as the case may be, from its obligations under this Section 3.03(e).
                                                      ---------------

               (iii) With respect to any unreimbursed drawing that is not converted into Loans consisting of Base Rate Loans to the Company in whole or in part, because of the Company's failure to satisfy the conditions set forth in Section 5.03 or for any other reason, the Company shall be deemed
              ------------
     to have incurred from the Issuing Bank a Bidco Loan Notes Credit Support Borrowing in the amount of such drawing which Bidco Loan Notes Credit Support Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin for a Term Loan A maintained as Base Rate Loans plus 2% per annum, and each Lender's payment to the Issuing Bank pursuant to Section 3.03(e)(ii) shall be deemed payment in respect of its
                 -------------------
     participation in such Bidco Loan Notes Credit Support Borrowing and shall constitute a Bidco Loan Notes Credit Support Advance from such Lender in satisfaction of its participation obligation under this Section 3.03(e).
                                                             ---------------

               (f) Each Lender's obligation in accordance with this Agreement to make the Specified L/C Loans, an L/C Advance, Revolving Loans, a Term Loan A or Bidco Loan Notes Credit Support Advance, as contemplated by this
     Section 3.03, as a result of a drawing under a Letter of Credit, shall be
     ------------
     absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or any Credit Party may have against the Issuing Bank, a Credit Party or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default, a Material Adverse Effect or any failure to satisfy the conditions under Article V; or (iii) any other circumstance,
                                  ---------
     happening or event whatsoever, whether or not similar to any of the foregoing."

          (n) Section 3.04 of the Credit Agreement is hereby amended by deleting said clause in its entirety and inserting in lieu thereof the following new
Section 3.04:

          3.04 Repayment of Participations
               ---------------------------

               (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the relevant Credit Party (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Lender has paid the Agent for the account of the Issuing Bank for such Lender's participation in the Letter of Credit pursuant to Section 3.03 or (ii) in payment of interest thereon, the Agent
                 ------------
     will pay to each Revolving Lender and/or Term Loan A Lender, as the case may be, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Revolving Lender's Pro Rata Revolving Share and such Term Loan A Lender's Pro Rata Share, as the case may be, of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Revolving Share of such funds of any Revolving Lender and the Pro Rata Share of such funds of any Term Loan A Lender, as the case may be, that did not so pay the Agent for the account of the Issuing Bank.

               (b) If the Agent or the Issuing Bank is required at any time to return to a Credit Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by such Credit Party to the Agent for the account of the Issuing Bank pursuant to Section 3.04(a) in reimbursement of a payment made under the
                 --------------
     Letter of Credit or interest or fee thereon, each Revolving Lender and Term Loan A Lender, as the case may be, shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Pro Rata Revolving Share, with respect to Revolving Lenders, or Pro Rata Share, with respect to Term Loan A Lenders, of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Revolving Lender and/or such Term Loan A Lender, as the case may be, to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time."

            (o) The lead-in text of Section 3.06 of the Credit Agreement is hereby amended by deleting said text in its entirety and inserting in lieu thereof the following new text:

          "The obligations of each Credit Party under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing or Bidco Loan Notes Credit Support Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, Specified L/C Loans and/or a Term Loan A, as the case may be, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances (unless due to gross negligence or wilful misconduct of the Issuing Bank), including the following:"

          (p) Section 3.08 of the Credit Agreement is hereby amended by deleting clause (a) contained therein in its entirety and inserting in lieu thereof the following new clause (a) and the following new clause (d) immediately at the end of said Section:

          "(a) The Company shall pay to the Agent for the account of each of the Revolving Lenders a letter of credit fee with respect to the Letters of Credit (it being understood and agreed that for the purpose of this clause
     (a), Letters of Credit comprised of Bidco Loan Notes Credit Support shall be included only to the extent of the Excess

     Bidco Credit Support Amount) equal to the Applicable Margin per annum specified for Revolving Loans maintained as Offshore Rate Loans on the daily maximum amount available to be drawn on the outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each March, June, September and December based upon Letters of Credit outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Initial Funding Date, through the Revolving Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Revolving Termination Date (or such later expiration date).

                                  *    *    *

          (d) The Company shall pay to the Agent for the account of each of the Term Loan A Lender a fee with respect to the Bidco Loan Notes Credit Support obligations equal to the Applicable Margin per annum specified for a Term Loan A maintained as Offshore Rate Loans on the daily maximum amount of all Bidco Loan Notes Credit Support obligations which are outstanding and are supported by the Term Loan A Commitment, computed on a quarterly basis in arrears on the last Business Day of each March, June, September and December based upon the Bidco Loan Notes Credit Support outstanding for that quarter as calculated by the Agent. Such fee shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which the Bidco Loan Notes Credit Support is outstanding, commencing on the first such quarterly date to occur after the Initial Funding Date, through the date upon which the Bidco Loan Notes Credit Support shall expire, with the final payment to be made on such expiration date."

          (q) Section 6.03 of the Credit Agreement is hereby amended by deleting the phrase "Section 395" the second time such phrase appears therein and inserting in lieu thereof the phrase "Sections 55 through 158, inclusive, and
Section 395."

          (r) Section 7.12 of the Credit Agreement is hereby amended by deleting such section in its entirety the replacing it with the following:

     "7.12 Use of Proceeds
           ------ --------

          (a) The Company shall use the proceeds of the Revolving Loans, the Bidco Note Credit Support supported by the Revolving Loan Commitment (and related portion of any Bidco Note Credit Support Borrowing supported by the Revolving Loan Commitment) and Swing Line Loans for working capital and other general corporate purposes (other than for the purpose of financing a hostile Acquisition), the refinancing or prepayment of certain Indebtedness on the Initial Funding Date in connection with the Transaction and the payment of fees and expenses relating thereto and towards the financing, in part, of the consideration to be paid by Bidco for the Target Shares pursuant to the Offer, in each case not in contravention of any Requirement of Law or of any Loan Document.

          (b) Each L/C Borrower shall use the proceeds of Specified L/C Loans solely for the purpose of financing a reimbursement obligation owing to the Issuing Bank in connection with a drawing under the Klearfold Letter of Credit or the AGI Letter of Credit.

          (c) The Company shall apply the proceeds of all Term Loan A and Term Loan B towards the refinancing of certain Indebtedness of the Target and certain Target Subsidiaries as provided in Section 5.02(b), to repay any
                                                ---------------
     Bidco Loan Notes to the extent the holder thereof has demanded payment or payment is otherwise due, towards financing, in part, the cash consideration to be paid by Bidco for the Target Shares pursuant to acceptances of the Offer, including, the amount of any cash payable to Target's shareholders whose Target Shares are acquired by Bidco pursuant to Sections 428-430F of the Companies Act, and towards the payment of fees and expenses relating thereto. On the Initial Funding Date, the Company shall be permitted to borrow no more than amount equal to the Aggregate Term Loan Commitment, less the Dollar Equivalent, as determined by the Agent on
                 ----
     September 10, 1998, of (Pounds)5,038,598 (such Dollar Equivalent representing the amount of the Term Loan A Commitment being utilized to support the Bidco Loan Notes Credit Support issued on the Initial Funding
     Date).

          (d) The Company hereby acknowledges and agrees that the aggregate Dollar Equivalent of Loans, obligations related to the Bidco Loan Note Credit Support related to the Term Loan A Commitment and L/C Obligations incurred in connection with the purchase of Target Shares payment of fees, and Indebtedness to be refinanced in connection with the acquisition of Target pursuant to the Offer shall not exceed $134,000,000.

          (s) Clause (j)of Section 8.01 of the Credit Agreement is hereby amended by deleting the reference to "Section 8.05(h)" therein and inserting in lieu thereof "Section 8.05(i)".
                 ---------------

          (t) Section 8.05 of the Credit Agreement is hereby amended by deleting clauses (h) and (i) as they appear therein and replacing them with the following:

          (h) Indebtedness under the Bidco Loan Notes owing to the sellers of the Target Shares and secured by the Bidco Loan Notes Credit Support:

          (i) other indebtedness in addition to indebtedness permitted above in an aggregate amount outstanding not to exceed $5,000,000 (including Indebtedness secured by Liens permitted by Section 8.01(i) and (j)) on and
                                                --------------
     before December 31, 1998 and thereafter $3,500,000; and"

          (u) The proviso contained at the end of Section 8.05 is hereby amended by deleting said proviso in its entirety and inserting in lieu thereof the following new proviso:

          "provided, however, that in no event will any Credit Party or any of
          --------- -------
          its Subsidiaries incur more than (x) at any time on and before December 31, 1998, $5,000,000 and (y) thereafter, $3,500,000, of
          Indebtedness under Section 4.09(x) of the Senior Subordinated Note Indenture as in effect on the Announcement Date (whether or not permitted by this Section 8.05) except Indebtedness incurred pursuant
                            ------------
          to this Agreement."

          (v) Clause (a) of Section 8.11 of the Credit Agreement is hereby
                            ------------
amended by deleting the phrase "the Contributing Shareholders" appearing in subclause (z) contained therein and inserting in lieu thereof the phrase "its shareholders".

          (w) Section 8.16 of the Credit Agreement is hereby amended by deleting the second period test therein for the coverage ratio of 3.50:1.00 and replacing it with the following new period:"

            "From and including December 31, 1999            3.50:1.00"
            through and including December 30, 2000

          (x) Section 10.07 of the Credit Agreement is hereby amended by
              -------------
deleting the word "solely" contained therein.

          (y) Section 11.05 of the Credit Agreement is hereby amended by
              -------------
deleting the phrase "and sole" contained therein.

          (z) Clause (a) of Section 11.08 of the Credit Agreement is hereby amended by inserting the phrase "or delayed" immediately after the phrase "unreasonably withheld" contained therein.

          (aa)  Schedules 1(b), 2.01, 2.08(d), 6.05, 6.12, 6.19, 8.01 and 8.04
to the Credit Agreement are hereby amended by deleting said Schedules in their entirety and inserting in lieu thereof Schedules 1(b), 2.01, 2.08(d), 6.05, 6.12, 6.19, 8.01 and 8.04 attached to this Amendment.

          (bb) The Lenders hereby (i) waive the requirement contained in Section
                                                                         -------
5.02(c) for the delivery of a solvency certificate with respect to James Upton-
-------
Swindon, Limited and James Upton B.V. and (ii) confirm that the condition contained in (x) Section 5.02(a) of the Credit is satisfied by virtue of Section 1(aa) of this Amendment and (y) Section 5.02(f) of the Credit Agreement is satisfied so long as the Equity Investment on the Initial Funding Date is in an aggregate amount of at least $58,525,000.

          Section 2.  Reference to and Effect Upon the Agreement.
                      -------------------------------------------

               (a) Except as specifically amended above, the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.

               (c) Notwithstanding anything to the contrary set forth in this Amendment, the Credit Agreement (including without limitation Sections
                                                                   --------
     2.03(a) and 2.04(h) thereof), any Loan Document or otherwise, neither the
     -------------------
     Company nor any L/C Borrower may on or before September 14, 1998 request that any Loan be maintained other than as a Base Rate Loan, and as such all Loans shall be Base Rate Loans until at least September 17, 1998.

          Section 3.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          Section 4.  Headings. Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          Section 5.  Counterparts. This Amendment may be executed in any number
                      ------------
of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          Section 6.  Effectiveness. This Amendment shall become effective as of
                      -------------
the date first written above upon the delivery of executed signature pages for this Amendment signed by the Company, the L/C Borrowers and each Lender.

          Section 7.  Representations and Warranties. Each of the Company and
                      ------------------------------
each L/C Borrower hereby represents and warrants as to itself that:

          (a) The execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

          (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          Section 8.   Reaffirmation of Guaranties.  The Company and each L/C
                       ---------------------------
Borrower as a guarantor of the Obligations under the Guaranties and other Loan Documents, hereby reaffirms its continuing obligations and liabilities thereunder, and agrees that such Guaranties remain in full force and effect and cover and extend to all Obligations (whether under the Prior Loan Document or the Credit Agreement (as amended hereby).



                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.

                             IMPAC GROUP, INC.


                             By: /s/ David C. Underwood
                                -----------------------------------------

                             Title:  CHIEF FINANCIAL OFFICER
                                   --------------------------------------



                             AGI INCORPORATED


                             By: /s/ David C. Underwood
                                -----------------------------------------

                             Title:  CHIEF FINANCIAL OFFICER
                                   --------------------------------------



                             KLEARFOLD, INC.


                             By: /s/ David C. Underwood
                                -----------------------------------------

                             Title:  CHIEF FINANCIAL OFFICER
                                   --------------------------------------



                             BANK OF AMERICA NATIONAL TRUST & SAVINGS
                             ASSOCIATION, as Agent


                             By: /s/ David A. Johanson
                                -----------------------------------------

                             Title:   VICE PRESIDENT
                                   --------------------------------------



                             BANK OF AMERICA NATIONAL TRUST & SAVINGS
                             ASSOCIATION, Individually as a Lender,
                             the Swing Line Lender and the Issuing Bank


                             By: /s/
                                -----------------------------------------

                             Title:   VICE PRESIDENT
                                   --------------------------------------



                             [TO FIRST AMENDMENT]

                                 SCHEDULE 1(b)
                                 -------------

                       SCHEDULE OF TARGET UK SUBSIDIARIES
                       ----------------------------------

Tinsley Robor Labels Limited                        3117491

James Upton Limited                                 1117887

Tinsley Robor Audio & Computer Services Limited      785427

Sonicon Limited                                     1430722

Pinepoint Limited                                   1216789

Tinsley Robor Sales Limited                         1113287

Tophurst Properties Limited                         1016278

Admat Labels Limited                                 962640

S. Tinsley & Co Limited                              131709

TRG Graphics Limited                                1636929

Arun Labels Limited                                 1465536

R&B Litho Reprographics Limited                     1388295

Icon Communications Limited                         1836634

Tinsley Robor Packaging Limited                     1077131

TR Displayprint Limited                             1611415

Pinepoint Colour Response Limited                   1459838

TR ESOP Trustee Limited                            03031446

Tinsley-Robor (Overseas) Limited                     904654


                                 SCHEDULE 2.01
                                 -------------



                                  COMMITMENTS
                                  -----------
                              AND PRO RATA SHARES
                              -------------------

                 Revolving
                 Loan         Pro Rata    Term Loan    Pro Rata    Term Loan    Pro Rata
  Lender        Commitment     Share          A          Share         B          Share
  ------        ----------    --------    ---------    --------    ---------    --------
Bank of
America
National
Trust &
Savings
Association     $53,000,000     100%      $37,000,000    100%      $64,000,000   100%
                -----------   --------    -----------  --------    -----------  --------

 TOTAL          $53,000,000     100%      $37,000,000    100%      $64,000,000   100%
                -----------   --------    -----------  --------    -----------  --------

                                SCHEDULE 2.08(d)
                                ---------------



On the Last
Business Day of each
Fiscal Quarter
Ending After the
Initial Funding Date
Commencing with
the First Full Fiscal
Quarter Occurring
after the Initial
Funding Date            Term Loan A Payment  Term Loan B Payment  Total Payment

  1st                    $    92,500          $   160,000             $   252,500
  2nd                         92,500              160,000                 252,500
  3rd                         92,500              160,000                 252,500
  4th                         92,500              160,000                 252,500
  5th                         92,500              160,000                 252,500
  6th                         92,500              160,000                 252,500
  7th                      1,500,000              160,000               1,820,000
  8th                      1,500,000              160,000               1,820,000
  9th                      1,500,000              160,000               1,820,000
  10th                     1,500,000              160,000               1,820,000
  11th                     2,000,000              160,000               2,160,000
  12th                     2,000,000              160,000               2,160,000
  13th                     2,000,000              160,000               2,160,000
  14th                     2,000,000              160,000               2,160,000
  15th                     2,500,000              160,000               2,660,000
  16th                     2,500,000              160,000               2,660,000
  17th                     2,500,000              160,000               2,660,000
  18th                     2,500,000              160,000               2,660,000
  19th                     3,111,250              160,000               3,271,250
  20th                     3,111,250              160,000               3,271,250
  21st                     3,111,250              160,000               3,271,250
  22nd                     3,111,250              160,000               3,271,250
                     or such other amount as
                     shall then be outstanding
  23rd                                         15,120,000              15,120,000
  24th                                         15,120,000              15,120,000
  25th                                         15,120,000              15,120,000
  26th                                         15,120,000              15,120,000
                                           or such other amount    or such other amount
                                              as shall then           as shall then
                                              be outstanding          be outstanding

TOTAL                    $37,000,000          $64,000,000            $101,000,000


                                 SCHEDULE 6.05
                                 -------------



                                   Litigation

     See attached letter to Office of U.S. Trustee regarding PTP Industries, Inc. Bankruptcy from Schlossberg & Associates, dated February 27, 1998 and the possible claims referred to therein.

     There is a claim for DM 500,000 by Euro Carton against Tins1ey Robor's Dutch operating company for an alleged breach of patent. We are advised by Tins1ey Robor's solicitors that management and legal counse1 believe that this claim will not succeed. However, a court hearing in Germany is set for October 1998.

     Aside from this instance no other findings have been made and subject to the above the Tinsley Robor Group is not engaged in any dispute which is presently the subject of or which is expected to lead to litigation giving rise to liability exceeding (Pounds)100,000.

                                 SCHEDULE 6.12
                                 -------------

                             Environmental Matters

          As of March 15, 1996, there were two underground storage tanks 1ocated at the Louisa, Virginia facility, one 10,000 gallon tank containing diesel fuel and one 550 ga11on tank containing waste oil, both of which have since been removed.

          Adjacent properties on the east and north in the vicinity of the Melrose Park facility are listed as leaking underground storage tank (LUST) sites.

          Asbestos containing materials may be present at the Melrose Park facility and the Franklin Park facility.

          AGI did not maintain detailed records of any fountain solution and blanket wash usage and formulation for its Melrose Park facility.

          AGI may have used isopropyl alcohol as a blanket wash at its Melrose Park facility after March 15, 1996.

          Certain customer specifications include the use of isopropyl alcohol as a blanket wash for certain materials produced at the Melrose Park facility.

          The property located immediately west of AGI's Jacksonville facility reportedly contains a leaking underground tank.

          AGI formerly discharged press washwaters from its Jacksonville facility to the local Publicly Operated Treatment Works.

          According to ENSR's report entitled "Environmental Due Diligence Evaluation" of three AGI sites 1ocated in Illinois, dated February 1998, a prior occupant of the Franklin Park facility reportedly removed a 1eaking underground tank from the premises.

          All matters in the following environmental reports delivered to the
Agent:

          1. Evaluation of Three AGI sites in Illinois performed by ENSR - February 1998;

          2.  Phase I ESA Klearfold property, Louisa, VA by RT
              Environmental Services, Inc. - March 15, 1996; and

          3. Environmental Due Diligence Report relating to Target and its Subsidiaries prepared by ENSR International Ltd. on July 6, 1998.

are deemed to be disclosed herein.

                                 SCHEDULE 6.19
                                 -------------

               Capitalization; Subsidiaries and Minority Interests

(a)  Subsidiaries

     (i)  IMPAC Group, Inc.:
          -----------------

          Klearfold, Inc. - all of the issued and outstanding shares (100) of common stock of Klearfold, Inc. are owned by the Company.

          AGI Incorporated - all of the issued and outstanding shares (100) of common stock of AGI Incorporated are owned by the Company.

          IMPAC Europe Public Limited Company, a public limited company incorporated under the laws of England and Wales - ninety-nine (99) shares of capital stock of IMPAC Europe Public Limited Company are owned by the Company, and one (1) share of capital stock of IMPAC Europe Public Limited Company is owned by Levelprompt Limited.

          Levelprompt Limited, a private limited company incorporated under the laws of England and Wales - all of the issued and outstanding shares of capital stock of Levelprompt Limited are owned by IMPAC.

     (ii)  Klearfold, Inc.:
           ---------------

           KF-Delaware, Inc. - all of the issued and outstanding shares
     (100) of common stock of KF-Delaware, Inc. are owned by Klearfold, Inc.

           KF-International, Inc. - all of the issued and outstanding shares (1,000) of common stock of KF-International, Inc. are owned by Klearfold, Inc.

     (iii)  IMPAC Europe PLC
            ----------------

            Upon completion of the Acquisition of Target, including the Squeeze-Out, IMPAC Europe Public Limited Company will own all of the issued and outstanding shares of capital stock of Tinsley Robor PLC, a public limited company incorporated under the laws of

     England and Wales. Tins1ey Robor PLC is the beneficial owner of one hundred percent of the shares of capital stock of each of its subsidiary companies as shown on Attachment A to the Schedule 6.19. In addition, James Upton
                 ------------        -------------
     Holding B.V., a limited company organized under the laws of the Netherlands and a wholly-owned subsidiary of Tinsley Robor plc, is the beneficial owner of all of the issued and outstanding shares of capital stock of Van De Steeg Packaging BV, a limited company organized under the laws of the Netherlands, James Upton GmbH, a limited company organized under the laws of Austria, and Printing Resources Limited, a corporation organized under the laws of Ireland.

  (b)  Equity Investments

       None

  (c)  Capitalization

     Upon completion of the investments pursuant to the Stock Purchase Agreement dated on September 10, 1998 among the Company, Heritage Fund I, L.P. Heritage Fund II, L.P., Richard Block and certain other investors, the capitalization of the Company will be as follows:

(i)   Authorized:             1,000,000 shares of Series A Common Stock
(ii)  Issued and Outstanding: 196,245.5 shares of Series A Common Stock, held as set forth below:


                                      Number of
Name of Holder                           Shares
------------------------------------  ---------
Heritage Fund II, L.P.                72,297.08

Heritage Fund I, L.P.                 58,074.27

Richard Block                         19,005.35

Arthur B. Keyser, Matthew H.            7,958.5
Kamens, and H. Scott Herrin, as
Trustees under an Irrevocable Deed
of Trust dated 08/12/92 f/b/o H.
Scott Herrin

James Oppenheimer                         6,227

Melvin B. Herrin                          4,964


                                      Number of
Name of Holder                           Shares
------------------------------------  ---------
Richard Oppenheimer                       4,440

Freya Block, as Trustee of the            4,024
Richard A. Block Family Trust
u/t/a dated 4/1/94

Matthew H. Kamens and Arthur S.           3,916
Kayser, as Trustees under an
Irrevocable Deed of Trust dated
06/04/96 of Melvin B. Herrin

Dean Henkel                               3,782

David Underwood                        3,318.47

Gary Mankoff                              2,941

Donald W. Kosterka, as Trustee of      1,551.94
the Donald Kosterka Trust dated
5/17/92

John Maranov                              1,029

David Horowitz                              588

John McInerney                           499.39

Dennis McGuin                               484

Mary Frances Griffin                        484

Robert Eliason                            220.5

Zenas Block                                 147

Daniel Santry                              73.5

Steven Frazier                             73.5

Craig Wilson                               73.5

Richard Mazurek                            73.5

                                      ---------
TOTAL                                 196,245.5


(iii)  Options:

The following options for the purchase of shares of the Company's Series A Common Stock have been granted pursuant to the Company's 1998 Stock Option Plan:

                                                          Options for
                                                           following
                                                           Number of
Optionees                                                    Shares
---------                                                 -----------
Daniel Santry                                                   152

Robert Eliason                                                  152

Richard Mazurek                                                 152

Craig Wilson                                                    152

Walter Lawhead                                                  152

Steve Frazier                                                   152

John McInerney                                                  152


Stock to be issued under these options is to be acquired by the Company from the Herrins and their respective trusts, pursuant to the Stock Purchase Agreement dated as of March 12, 1998, which is listed as item (e) in Schedule 8.06 hereto.
                                                           -------------

Pursuant to a 1etter agreement regarding equity recapitalization, dated as of September 10, 1998, entered into among the Company and its stockholders, and on the terms and conditions set forth therein, the Company has agreed to offer certain shares of its common stock to its employees and to adopt a stock option plan providing for the issuance of options representing 10% of its outstanding common stock (on a fully-diluted basis).

                                                                  ATTACHMENT  F1
                                                                TO SCHEDULE 6.19



                                COPY UNREADABLE

                                 SCHEDULE 8.01
                                 -------- ----

                                Existing Liens

          Liens disclosed in lien searches conducted by the Agent, copies of which have been delivered to the Agent as set forth below.

          Liens in connection with hire purchase and finance leases of Target and its Subsidiaries.

                                (SEE ATTACHED)

                                                                   SCHEDULE 8.01

                                          FILING       SECURED                          COLLATERAL/OTHER                   FILING
JURISDICTION            DEBTOR      UCC   NUMBER       PARTY                              INFORMATION                      DATE
Sec of State, Illinois  AGI, Inc.    X    3216642      Scitex America Corp.              One (1) Doley 400 PS               1/28/94
                                                       8 Oak Park Drive                  One (1) Automatic Trapping
                                                       Bedford, MA 01730                 Option; One (1) 32 MB to 64MB
                                                                                         RAM Upgrade; One (1) IRIS 3024
                                                                                         with FRP; One (1) PS/2 to MS
                                                                                         3000 Interface; One (1) PS Link

Sec of State, Illinois  AGI, Inc.    X    3223646      Fuji Photo Film U.S.A., Inc.      PSI 300H Processor, serial        2/17/94
                                                       555 Taxler Road                   #81741054; DUI300 Dryer Unit
                                                       Elmsford, NY 10523                serial #81745475

Sec of State, Illinois  AGI, Inc.    X    3231176      Leasetec Corp.                    Leased Equipment; Dataram          3/11/94
                                                       1401 Pearl Street                 128MB; Memory for VAX 65XX
                                                       Boulder, CO 80302

Sec of State, Illinois  AGI, Inc.    X    3231177      Leasetec Corp.                    Leased Equipment                   3/11/94
                                                       1401 Pearl Street
                                                       Boulder, CO 80302

Sec of State, Illinois  AGI, Inc.    X    3240453      Canon Financial Services, Inc.    Canon Fax L700 Serial              4/4/94
                                                       200 Commerce Sq. Blvd.            #UBF56079; Lease #31184.05
                                                       Burlington, NJ 08016

Sec of State, Illinois  AGI, Inc.    X    3298783      MLP  U.S.A., Inc.                 One (1) Mitsubishi 5PC-71D, 37"    8/25/94
                                                       600 Barclay Blvd.                 x 51"; seven (7) color sheetfed
                                                       Lincolnshire, IL 60069            printing press, together with
                                                                                         auxiliary equipment

Sec of State, Illinois  AGI, Inc.    X   *3350647      Leasetec  Corporation            Electronic, data processing         1/10/95
                                                       1401 Pearl Street                equipment, including all
                                                       Boulder, CO 80302                equipment and proceeds covered
                                                                                        by MLA #LA-1138 and Schedule
                                                                                        1.4-1138 for AGI, Inc.

Sec of State, Illinois  AGI, Inc.    X    3354976      DuPont Printing & Publishing     Two (2) Mark V 85 Plate             1/23/95
                                                       One Pierce Place 500W            Processors; One (1) DuPont 37C
                                                       Itasca, IL 60143                 Mark II Film Processor; One (1)
                                                                                        DuPont Waterproof Laminator,
                                                                                        One (1) DuPont Waterproof
                                                                                        Washoff Unit

Sec of State, Illinois  AGI, Inc.    X    3378615      Security Pacific Equipment       Various equipment under lease       3/21/95
                                                       Leasing, Inc.
                                                       4 Embarcadero Center, Ste.
                                                       1200
                                                       San Francisco, CA 94111

Sec of State, Illinois  AGI, Inc.    X    3399474      DuPont Printing & Publishing     One (1) DuPont 49C Mark II Film     5/12/95
                                                       1 Pierce Place, 500W             Processor, complete with all
                                                       Itasca, IL 60143                 present and future attachments,
                                                                                        replacements, substitutions and
                                                                                        additions

Sec of State, Illinois  AGI, Inc.    X    3408938      Canon Financial Services, Inc.   Various equipment; copiers           6/6/95
                                                       200 Commerce Square Blvd.
                                                       Burlington, NJ 08016

Sec of State, Illinois  AGI, Inc.    X    3417819      Security Pacific Equipment       Various equipment under lease       6/28/95
                                                       Leasing, Inc.
                                                       4 Embarcadero Center, Ste.
                                                       1200
                                                       San Francisco, CA 94111

Sec of State, Illinois  AGI, Inc.    X    3431192      Digital Financial Services, a    Various equipment under lease       8/2/95
                                                       division of General Electric
                                                       Capital Corporation
                                                       400 Computer Dr.
                                                       Westborough, MA 01581

Sec of State, Illinois  AGI, Inc.    X    3451493      Bobst Group, Inc.                One (1) Bobst Model SP 130 ER       9/27/95
                                                       146 Harrison Ave.                11 Die Cutter/Blanker S/N 057702
                                                       Roseland, NJ 07068               101, with all parts, accessories
                                                                                        and attachments

Sec of State, Illinois  AGI, Inc.    X    3471665      Canon Financial Services, Inc.   Various equipment under lease      11/17/95
                                                       200 Commerce Square Blvd.
                                                       Burlington, NJ 08016

Sec of State, Illinois  AGI, Inc.    X    3541204      MAN Roland, Inc.                 One (1) new MAN Roland 700          5/15/96
                                                       Sheetfed Press Division          Series; Six Color Offset
                                                       800 E. Oak Hill Drive            Printing Press, S/N:
                                                       Westmont, IL 60559               26087B/7820, including all
                                                                                        accessories and components

Sec of State, Illinois  AGI, Inc.    X    3555334      Security Pacific Equipment       Equipment generally described       6/18/96
                                                       Leasing, Inc.                    as personal property leased
                                                       555 California St., 4th Fl.      under lease agreement
                                                       San Francisco, CA 94104

Sec of State, Illinois  AGI, Inc.    X    3567055      The CIT Group/Equipment          (3) Hanagata HP-1021; (2) JD        7/18/96
                                                       Financing, Inc.                  2012 Shrinktunnel; (1) Weldotron
                                                       900 Ashwood Parkway              7221 Tunnel (various equipment
                                                       Atlanta, GA 30339                under lease)

Sec of State, Illinois  AGI, Inc.    X    3596793      Sanwa Business Credit Corp.      Six (6) new 1996 Kalmar AC          10/9/96
                                                       One S. Wacker Dr.                Forklift Model C30BL, including
                                                       Chicago, IL 60606                parts, repairs, attachments, etc.


Sec of State, Illinois  AGI, Inc.    X    3603236      Canon Financial Services, Inc.   Equipment; copiers under lease     10/25/96
                                                       200 Commerce Square Blvd.
                                                       Burlington, NJ 08016

Sec of State, Illinois  AGI, Inc.    X    3607664      LMA Capital Group, LLC           01 Great Lakes TS-37 Lease          11/6/96
                                                       2000 Powell St., Ste. 1203       No. Z07962493
                                                       Emeryville, CA 91608

Sec of State, Illinois  AGI, Inc.    X    3611981      LMA Capital Group, LLC           01 Great Lakes TS-37               11/14/96
                                                       2000 Powell St., Ste. 1203
                                                       Emeryville, CA 94608
                                                       Assignee:
                                                       CTT Group/Equipment
                                                       Financing, Inc.
                                                       900 Ashwood Parkway
                                                       Atlanta, GA 30338

Sec of State, Illinois  AGI, Inc.    X    3662338      Digital Financial Services,      Various equipment under lease       3/12/97
                                                       a division of General Electric
                                                       Capital Corporation
                                                       1400 Computer Dr.
                                                       Westborough, MA 01581

Sec of State, Illinois  AGI, Inc.    X    3675586      Sanwa Business Credit Corp.      One 1997 Kalmar AC Forklift,        4/10/97
                                                       One S. Wacker Dr.                including replacements, parts,
                                                       Chicago, IL 60606                repairs, attachments, accessories

Sec of State, Illinois  AGI, Inc.    X    3677481      DuPont Printing & Publishing     One waterproof system               4/15/97
                                                       1 Pierce Place, 500W
                                                       Itasca, IL 60141

Sec of State, Illinois  AGI, Inc.    X    3683359      Patriot Printing Ink Co.         All printing ink materials,         4/28/97
                                                       2842 S. 17th Ave.                supplies and equipment bearing
                                                       Broadview, IL 60153              the label Patriot Printing
                                                       Assignee: Patriot                Ink Co.
                                                       Printing Ink Company, LLC
                                                       2842 South 17th Avenue
                                                       Broadview, IL 60153

Sec of State, Illinois  AGI, Inc.    X    3683360      Patriot Printing Ink Co.         All printing ink materials,         4/28/97
                                                       2842 S. 17th Ave.                supplies and equipment bearing
                                                       Broadview, IL 60153              the label Patriot Printing
                                                       Assignee: Patriot                Ink Co.
                                                       Printing Ink Company, LLC
                                                       2842 South 17th Avenue
                                                       Broadview, IL 60153

Sec of State, Illinois  AGI, Inc.    X    3704210      Security Pacific Equipment       Various equipment under lease       6/17/97
                                                       Leasing, Inc.
                                                       555 California St., 4th Fl.
                                                       San Francisco, CA 94104

Sec of State, Illinois  AGI, Inc.    X    3737139      Security Pacific Equipment       Various equipment under lease        9/9/97
                                                       Leasing, Inc.
                                                       555 California St., 4th Fl.
                                                       San Francisco, CA 94104

Sec of State, Illinois  AGI, Inc.    X    3748725      Canon Financial Services, Inc.   Copier under lease                  10/8/97
                                                       200 Commerce Square Blvd.
                                                       Burlington, NJ 08016

Sec of State, Illinois  AGI, Inc.    X    3872858      Summit Funding Group, Inc.       Various equipment under lease       6/29/98

Sec of State, Illinois  AGI, Inc.    X    3875853      Relational Funding Corp.         Various equipment under lease       7/7/98


Cook County, Illinois   AGI, Inc.    X    97U12944     Security Pacific Equipment       Various equipment under lease      10/27/97
                                                       Leasing, Inc.
                                                       555 California St., 4th Floor
                                                       San Francisco, CA 94104

Cook County, Illinois   AGI, Inc.         95-656324    Bobst Group, Inc.                Fixture statement
                                                       146 Harrison Ave.                -----------------
                                                       Roseland, NJ 07068               That certain real property
                                                                                        located at
                                                                                        1950 North Ruby Street,
                                                                                        Melrose Park, IL 60160

Morgan County, Illinois AGI, Inc.    X    445847       Security Pacific Equipment      Equipment generally described       3/20/95
                                                       Leasing, Inc.                   as personal property leased
                                                       4 Embarcadero Center,           under lease agreement
                                                       Ste. 1200
                                                       San Francisco, CA 94111

Morgan County, Illinois AGI, Inc.    X    448061       Security Pacific Equipment      Equipment generally described       3/26/95
                                                       Leasing, Inc.                   as personal property leased
                                                       4 Embarcadero Center,           under Lease Agreement
                                                       Ste. 1200                       #950018
                                                       San Francisco, CA 94111

Morgan County, Illinois AGI, Inc.    X    457466       Security Pacific Equipment      Fixture filing
                                                       Leasing, Inc.
                                                       4 Embarcadero Center,
                                                       Ste. 1200
                                                       San Francisco, CA 94111

Morgan County, Illinois AGI, Inc.    X    473907       Security Pacific Equipment      Equipment generally described       3/23/98
                                                       Leasing, Inc.                   as personal property leased
                                                       555 California Street,          under Lease Agreement
                                                       4th Floor                       #950018
                                                       San Francisco, CA 94104


Dept of State,          AGI, Inc.    X     110048      Lessor:                          Various equipment under lease       5/29/97
New York                                               Canon Financial Services, Inc.
                                                       200 Commerce Square Blvd.
                                                       Burlington, NJ 08016

Dept of State,          AGI, Inc.    X     139308      Summit Funding Group, Inc.       Various equipment under lease       6/29/98
New York

New York County,        AGI, Inc.    X    97PN250l3    Lessor:                          One Copier, Model NP6035             6/6/97
New York                                               Canon Financial Services, Inc.
                                                       200 Commerce Square Blvd.
                                                       Burlington, NJ 080l6

New York County,        AGI, Inc.         ref no:      Plaintiff: Interstate            Amount: $3,574.00
New York                                  E603577      Industrial Supplies of
                                          Suit: SC
                                          06044490-90

New York County,        AGI, Inc.         ref no:      Plaintiff: Mastrix               Amount: $8,315.00
New York                                  E309443      Graphics, Inc.
                                          Suit: SC-
                                          04678888-88

New York County,        AGI, Inc.    X    98PN34996   Summit Funding Group, Inc.        Various equipment under lease        7/7/98
New York

Dept of State,          Klearfold,   X    232100      Atlantic Commercial Alliance      (1) Reconditioned 1992 Yale         11/4/93
New York                Inc.                          Inc.                              Doubel Reach truck
                                                      109 Bedford Avenue
                                                      Bellmore, NY 11710
                                                      Assignee:
                                                      First Bank Richmond, SB
                                                      P.O. Box 1145
                                                      Richmond, IN 47375

Sec of Commonwealth,    Klearfold,   X    21440469     MetLife Capital Corp             Bobst Model SP I 120-BR Die         12/8/92
Pennsylvania            Inc.                           C97550                           Cutter; Bobst Model SP 1260-
                                                       Bellevue, WA 98009               EGC Die Cutter; equipment
                                                                                        under lease

Sec of Commonwealth,    Klearfold,   X    21611634     Phoenixcor, Inc.                 One Model KP Royal 33" high          2/4/93
Pennsylvania            Inc.                           65 Water St.                     speed, high productive 180 pre
                                                       South Norwalk, CT 06854          folder/gluer/w/standard factory
                                                                                        equipment inclusive of main
                                                                                        drive and controls

Sec of Commonwealth,    Klearfold,   X    22591308     Tilden Financial Corp.           Various equipment under lease      11/18/93
Pennsylvania            Inc.                           190 Motor Parkway
                                                       Hauppauge, NY 11788
                                                       Assignee:
                                                       TransFinancial Leasing Corp.
                                                       898 Airport Park Road,
                                                       Ste. 204
                                                       Glen Burnie, MD 21061

Sec of Commonwealth,    Klearfold,   X    22670897     Lessor:                          Various equipment under lease      12/15/93
Pennsylvania            Inc.                           Bobst Group, Inc.
                                                       146 Harrison Ave.
                                                       Roseland, NJ 07068

Sec of Commonwealth,    Klearfold,   X    22730094     UJB Leasing Corporation          Model KF Royal folder/gluer          1/4/94
Pennsylvania            Inc.                           25 East Salem St.                as described on the attached
                                                       Hackensack, NJ 07602             schedule; leased equipment

Sec of Commonwealth,    Klearfold,   X    22730097     UJB Leasing Corporation          Model KF Royal folder/gluer          1/4/94
Pennsylvania            Inc.                           25 East Salem St.                as described on the attached
                                                       Hackensack, NJ 07602             schedule; leased equipment

Sec of Commonwealth,    Klearfold,   X    22750441     General Electric Capital Corp.   One Royal Zenith Planeta            1/11/94
Pennsylvania            Inc.                           18 Sentry Park/West, Ste. 450    Variant 6 Color 40" Press as
                                                       1787 Sentry Parkway West         described on Annex A
                                                       Blue Bell, PA 19422

Sec of Commonwealth,    Klearfold,   X    23180063     General Electric Capital Corp.   Various equipment as more           5/31/94
Pennsylvania            Inc.                           18 Sentry Park/West, Ste. 450    fully described on
                                                       1787 Sentry Parkway West         Annex A
                                                       Blue Bell, PA 19422

Sec of Commonwealth,    Klearfold,   X    23481416     General Electric Capital Corp.   One new Kohmann Window               9/6/94
Pennsylvania            Inc.                           18 Sentry Park/West, Ste. 450    Patching and lining machine
                                                       1787 Sentry Parkway West         including Timed Belt feed.
                                                       Blue Bell, PA 19422

Sec of Commonwealth,    Klearfold,   X    23650699     CIT Group Equipment              Leased property more fully         10/26/94
Pennsylvania            Inc.                           Financing, Inc.                  described on Exhibit A
                                                       1620 W. Fountainhead Pkwy,
                                                       Ste. 600
                                                       Tempe, AZ 85282-0000

Sec of Commonwealth,    Klearfold,   X    23950409     E.I. DuPont De Nemours & Co.     **no attachment                     1/20/95
Pennsylvania            Inc.                           Rte. 141 & Lancaster Pike
                                                       Barley Mill Plaza 15-2282
                                                       Wilmington, DE 19880-0015

Sec of Commonwealth,    Klearfold,   X    24091702     Raymond Leasing Corp             One Raymond Eaal-R30TT; One         3/20/95
Pennsylvania            Inc.                           20 S. Canal St                   Trojan Battery; One Mac Charger
                                                       Greene, NY 13778

Sec of Commonwealth,    Klearfold,   X    24390784     Tilden Financial Corp.           Various equipment under lease       6/15/95
Pennsylvania            Inc.                           190 Motor Pkwy
                                                       Hauppauge, NY 11788-0000


Sec of Commonwealth,    Klearfold,   X    24550400     New England Capital Corp         Various equipment under lease        8/7/95
Pennsylvania            Inc.                           30 Avon Meadow Lane
                                                       Avon, CT 06001

Sec of Commonwealth,    Klearfold,   X    24640556     New England Capital Corp         Various equipment under lease        9/5/95
Pennsylvania            Inc.                           30 Avon Meadow Lane
                                                       Avon, CT 06001

Sec of Commonwealth,    Klearfold,   X    24670503     General Electric Capital Corp    One Wide Web Vinyl                  9/14/95
Pennsylvania            Inc.                           18 Sentry Park/West Ste. 450     Cutting Machine and any and
                                                       1787 Sentry Parkway West         all attachments
                                                       Blue Bell, PA 19422

Sec of Commonwealth,    Klearfold,   X    24670504     General Electric Capital Corp    Four HVAC Model DBHB-                9/14/95
Pennsylvania            Inc.                           18 Sentry Park/West, Ste. 450    W240A 20, Rooftop, Cooling
                                                       1787 Sentry Parkway West         Only Systems, with any and all
                                                       Blue Bell, PA 19422              attachments

Sec of Commonwealth,    Klearfold,   X    24981542     Advanta Business Services Corp.  All of debtors right, title &       12/10/95
Pennsylvania            Inc.                           P.O. Box 4228                    interest in and to that certain
                                                       Voorhees, NJ 08043-0000          software license agreement
                                                                                        between equipment vendor and
                                                                                        debtor

Sec of Commonwealth,    Klearfold,   X    25001386     Secured Party:                   Various manufacturing              12/22/95
Pennsylvania            Inc.                           FSG Leasing, Inc.                machines
                                                       329 Prince George St.
                                                       Laurel, MD 20707
                                                       Assignee:
                                                       CIT Group Equipment
                                                       Financing, Inc.
                                                       900 Ashwood Parkway
                                                       Atlanta, GA 30338-0000

Sec of Commonwealth,    Klearfold,   X    25001390     CIT Group Equipment              Various manufacturing machines     12/22/95
Pennsylvania            Inc.                           Financing, Inc.
                                                       900 Ashwood Parkway
                                                       Atlanta, GA 30338-0000

Sec of Commonwealth,    Klearfold,   X    25110970     Advanta Business Services        Various equipment                   1/30/96
Pennsylvania            Inc.                           Corp.
                                                       P.O. Box 1228
                                                       Voorhees, NJ 08043-0000

Sec of Commonwealth,    Klearfold,   X    25260441     Associates Leasing, Inc.         One used Nissan Forklift            3/18/96
Pennsylvania            Inc.                           8001 Ridgepoint Dr.              Model C50Y
                                                       Irving, TX 75063-3117

Sec of Commonwealth,    Klearfold,   X    25580668     Norwest Equipment Finance Inc.   Various equipment                   6/21/96
Pennsylvania            Inc.                           733 Marquette Ave.               under lease
                                                       Minneapolis, MN 55479-0000

Sec of Commonwealth,    Klearfold,   X    25580670     Norwest Equipment Finance Inc.   Various equipment                   6/21/96
Pennsylvania            Inc.                           733 Marquette Ave.               under lease
                                                       Minneapolis, MN 55479-0000

Sec of Commonwealth,    Klearfold,   X    25890516     Canon Financial Services, Inc.   Copiers                             9/25/96
Pennsylvania            Inc.                           200 Commerce Square Blvd.
                                                       Burlington, NJ 08016-0000

Sec of Commonwealth,    Klearfold,   X    26020089     E.I. Dupont De Nemours & Co.     Waterproof Wash-off Unit;          10/31/96
Pennsylvania            Inc.                           1007 Market St.                  Waterproof Laminator; Howson
                                                       Wilmington, DE 19898             MKIV 105 Plate Processor

Sec of Commonwealth,    Klearfold,   X    26551354     E.I. DuPont De Nemours & Co.     One used 40" Autoneg                4/10/97
Pennsylvania            Inc.                           Rte. 141 & 48                    MKIV Plate Proc
                                                       Barley Mill Plaza 30-2221
                                                       Wilmington, DE 19805

Sec of Commonwealth,    Klearfold,   X    26830166     Man Roland Inc.                  One Man Roland 706LTLV 40"          6/26/97
Pennsylvania            Inc.                           Sheetfed Press Division          Double Coated Offset Printing
                                                       800 E. Oak Hill Dr.              Press with standard equipment and
                                                       Westmont, IL 60559-0000          optional accessories

Sec of Commonwealth,    Klearfold,   X    28610265     INX International Ink            Little Joe Proofing and Press,      2/27/98
Pennsylvania            Inc.                           Company                          various scales, curing unit,
                                                                                        mixers and office and other
                                                                                        specific equipment

Sec of Commonwealth,    Klearfold,   X    29291429     Associates Leasing, Inc.         Used NISSAN Model C50K              8/19/98
Pennsylvania            Inc.

Buck County,            Klearfold,   X    92-63929     Bobst Equipment Finance          Bobst Model SP 1 120-ER Die         12/8/92
Pennsylvania            Inc.                           Company, Inc.                    Cutter; Bobst Model SP 1260-
                                                       146 Harrison Ave.                EGC Die Cutter, leased equipment
                                                       Roseland, NJ 07068
                                                       Assignee: MetLife Capital
                                                       Corporation C-97550
                                                       Bellevue, Washington 98009

Bucks County,           Klearfold,   X    93-60252     Phoenixcor, Inc.                 One model IKF Royal 33" high        1/27/93
Pennsylvania            Inc.                           65 Water Street                  speed, high productive 180
                                                       Glen Burnie, MD 21061            prefold folder/gluer w/standard
                                                                                        factory equipment inclusive of
                                                                                        main drive motor & controls,
                                                                                        including all replacements,
                                                                                        parts, repair, additions and
                                                                                        attachments. Location of equip:
                                                                                        364 Valley Road, Warrington,
                                                                                        PA 18976

Bucks County,           Klearfold,   X    93-63766     Bobst Equipment Finance          Various equipment under lease      12/15/93
Pennsylvania            Inc.                           Company, Inc.
                                                       146 Harrison Ave.
                                                       Roseland, NJ 07068

Bucks County,           Klearfold,   X    94-60001     UJB Leasing Corp                 Model KF Royal folder/gluer           1/3/94
Pennsylvania            Inc.                           25 E. Salem St.                  as described on the attached
                                                       Hackensack, NJ 07602             schedule; Location of equipment:
                                                                                        Louisa Industrial Air Park, Rte.
                                                                                        780, Louisa, Virginia 23093

Bucks County,           Klearfold,   X    94-60086     General Electric Capital Corp.    One Royal Zenith Planeta Variant    1/14/94
Pennsylvania            Inc.                           18 Sentry Park/West, Ste. 450     6 Color 40" Press S/N 148953.
                                                       1787 Sentry Parkway/West          Location: 364 Valley Rd.,
                                                       Blue Bell, PA 19422               Warrington, PA 18976

Bucks County,           Klearfold,   X    94-61595     General Electric Capital Corp.   Various equipment                   5/19/94
Pennsylvania            Inc.                           18 Sentry Park/West, Ste 450     under lease
                                                       1787 Sentry Parkway/West
                                                       Blue Bell, PA 19422

Bucks County,           Klearfold,   X    94-63495     CIT Group/Equipment              Leased property more fully         10/26/94
Pennsylvania            Inc.                           Financing, Inc.                  described on Exhibit A
                                                       1620 West Fountainhead
                                                       Ste. 600, Tempe, AZ 85282

Bucks County,           Klearfold,   X    95-61946     Tilden Financial Corp.           Various equipment under lease       6/15/95
Pennsylvania            Inc.                           190 Motor Parkway
                                                       Hauppauge, NY 11788

Bucks County,           Klearfold,   X    95-62612     New England Capital Corp.        Various equipment under lease        8/7/95
Pennsylvania            Inc.                           30 Avon Meadow Lane
                                                       Avon, CT 06001

Bucks County,           Klearfold,   X    95-62982     New England Capital Corp         Various equipment under lease        9/6/95
Pennsylvania            Inc                            30 Avon Meadow Lane
                                                       Avon, CT 06001

Bucks County,           Klearfold,   X    95-63158     General Electric Capital         Four (4) HVAC Model DBHB-           9/22/95
Pennsylvania            Inc.                           Corporation                      W240A; 20 Ton, Rooftop,
                                                       1787 Sentry Parkway West         Cooling only system
                                                       Bldg 16/Ste. 2007
                                                       Blue Bell, PA 19422

Bucks County,           Klearfold,   X    95-67087     Advanta Business                 Various equipment under lease;     12/19/95
Pennsylvania            Inc.                           Services Corp.                   All of the debtor's right,
                                                       P.O. Box 1228-UCC                title and interest in and to
                                                       Voorhees, NJ 08043               that certain software license
                                                                                        agreement between the equipment
                                                                                        vendor and the debtor

Bucks County,           Klearfold,   X    96-60090    CIT Group/Equipment               Various manufacturing machines      1/11/96
Pennsylvania            Inc.                          Financing Inc.
                                                      900 Ashwood Pkwy
                                                      Atlanta, GA 30338

Bucks County,           Klearfold,   X    96-60091    CIT Group/Equipment               Various manufacturing machines      1/11/96
Pennsylvania            Inc.                          Financing Inc.
                                                      900 Ashwood Pkwy
                                                      Atlanta, GA 30338

Bucks County,           Klearfold,   X    96-60289    Advanta Business Services         Various equipment including:        1/30/96
Pennsylvania            Inc.                          Corp.                             DMP 1912, DMP 670 KEY, DMP
                                                      P.O. Box 1228-UCC                 893 DUAL LINE, DMP 881
                                                      Voorhees, NJ 08043                ZONE B...

Bucks County,           Klearfold,   X    96-60816    Associates Leasing Inc.           One used Nissan Forklift            3/18/96
Pennsylvania            Inc.                          8001 Ridgepoint Drive             Model C50Y
                                                      Irving, TX 75063-3117

Bucks County,           Klearfold,   X    97-62236     Man Roland Inc.                  One Man Roland 706LTLV 40"          6/27/97
Pennsylvania            Inc.                           Sheetfed Press Division          Double Coater Offset Printing
                                                       800 East. Oak M Drive            Press, with all the standard
                                                       Westmont, IL 60559               equipment and the following
                                                                                        accessories: Power Plate Loading,
                                                                                        Computer Controlled Inker, Tri-
                                                                                        Services Single Xone Cooling
                                                                                        System, Ternes PPL Punch,
                                                                                        Electronic Plate Scanner,
                                                                                        Register Quality magnifier

Bucks County,           Klearfold,   X    120850/16-   MetLife Capital Corp             Bobst Model SP 1120 ER Die Cutter
Pennsylvania            Inc.              359-2        C-97550                          **Copy of original is unavailable
                                                       Bellevue, WA 98009

Bucks County,           Klearfold,   X    67923        G.E. Capital Corp                (4) H.V.C. Model DBHB-W240A
Pennsylvania            Inc.                           1787 Sentry Pkwy W.              20 Ton.....
                                                       Blue Bell, PA 19422                 ***Copy of original financing
                                                                                            statement is unavailable

Bucks County,           Klearfold,   X    53258        G.E. Capital Corp                Various types of equipment
Pennsylvania            Inc.                           1797 Sentry Pkwy W.                 ***Copy of original financing
                                                       Blue Bell, PA 19422                    statement is unavailable

Bucks County,           Klearfold,   X    6201         G.E. Capital Corp                I Royal Zenith Planeta Variant 6
Pennsylvania            Inc.                           l787 Sentry Pkwy W.              Color 40" Press #148953
                                                       Blue Bell, PA 19422                 ***Copy of original financing
                                                                                              statement is unavailable

Bucks County,           Klearfold,   X    134307       Bobst Equipment Finance          Model SP 103 ER Die Cutter,
Pennsylvania            Inc.                           Co., Inc.                        Parts & Model SP 1260, EGC
                                                       46 Harrison Ave.                 Die Cutter
                                                       Roseland, NJ 07068               ***Copy unavailable

State Corporation       Klearfold,   X    9401037390   UJB Leasing Corp                 Model KF Royal Folder/Gluer as       1/3/94
Commission, Virginia    Inc.                           26 E. Salem St.                  described on the attached
                                                       Hackensack NJ 07602              schedule

State Corporation       Klearfold,   X    9409067057   GE Capital Corp                  One Kohmann New Window               9/6/94
Commission, Virginia    Inc.                           l787 Sentry Parkway/West         Patching and Lining Machine
                                                       16 Sentry Park/West Ste 200      Model F-1050/2 (two-stream)
                                                       Blue Bell, PA 19422              including timed belt feeder with
                                                                                        any and all attachments and
                                                                                        additions; equip location:
                                                                                        Louisa Industrial Airpark,
                                                                                        Louisa, VA 23093

State Corporation       Klearfold,   X    9410267151   The CIT Group/Equipment          Leased equipment                   10/26/94
Commission, Virginia    Inc.                           Financing, Inc.
                                                       1620 W. Fountainhead Pkwy,
                                                       #500
                                                       Tempe, AZ 85282

State Corporation       Klearfold,   X    9509057103   New England Capital Corp         Various equipment under lease        9/5/95
Commmission, Virginia   Inc.                           30 Avon Meadow Lane              agreement
                                                       Avon, CT 06001

State Corporation       Klearfold,   X    9509147716   GE Capital Corp                  One wide web vinyl cutting          9/14/95
Commission, Virginia    Inc.                           1787 Sentry Parkway/West         machine plus any and all
                                                       Building 16, Ste. 200            attachments
                                                       Blue Bell, PA 19422

State Corporation       Klearfold,   X    9512287814   CIT Group/Equipment              Various manufacturing machines     12/22/95
Commission, Virginia    Inc.                           Financing, Inc.
                                                       900 Ashwood Parkway
                                                       Atlanta, GA 30338

Louisa County,          Klearfold,   X    7092         TransFinancial Leasing Corp.     Various equipment under lease
Virginia                Inc.                           898 Airport Park Rd., Ste. 204
                                                       Glen Burnie, MD 21061-2558

Louisa County,          Klearfold,   X    7117         UJB Leasing Corp                 Various equipment under lease
Virginia                Inc.                           25 East Salem St.
                                                       Hackensack, NJ 07602

Louisa County,          Klearfold,   X    7279         G.E. Capital Corp.               One Kohmann New Window Patching
Virginia                Inc.                           1787 Sentry Parkway/West         and Lining Machine Model P-1050/2
                                                       16 Sentry Park/West, Ste. 200    (two-stream) incl. Timed Belt
                                                       Blue Bell, PA 19422              Feeder S/N 15372-58 with any and
                                                                                        all attachments and additions.
                                                                                        Location: Louisa Industrial
                                                                                        Airpark, Louisa, VA 23093

Louisa County,          Klearfold,   X    7280         G.E. Capital Corp.               One Kohmann New Window Patching
Virginia                Inc.                           1787 Sentry Parkway/West         and Lining Machine Model F-1 050/2
                                                       16 Sentry Park/West, Ste. 200    (two-stream) incl. Timed Belt
                                                       Blue Bell, PA 19422              Feeder S/N 15372-58 with any and
                                                                                        all attachments and additions.
                                                                                        Location: Louisa Industrial
                                                                                        Airpark, Louisa, VA 23093

Louisa County,          Klearfold,   X    7325         The CIT Group Equipment          Leased equipment
Virginia                Inc.                           Financing, Inc.
                                                       1620 West Fountainhead
                                                       Parkway, Ste. 600
                                                       Tempe, AZ 85282

Louisa County,          Klearfold,   X    7519         FSG Leasing, Inc.                Leased equipment
Virginia                Inc.                           329 Prince George Street
                                                       Laurel, MD 20707


Louisa County,          Klearfold,   X    7525         G.E. Capital Corp.               Fixture filing
Virginia                Inc.                           1787 Sentry Parkway/West         --------------
                                                       16 Sentry Park/West Ste. 200     One Wide Web Vinyl Cutting
                                                       Blue Bell PA 19422               Machine plus any attachments

Louisa County,          Klearfold,   X    7526         G.E. Capital Corp.               One Wide Web Vinyl Cutting
Virginia                Inc.                           1787 Sentry Parkway/West         Machine plus any and all
                                                       16 Sentry Park/West, Ste. 200    attachments
                                                       Blue Bell, PA 19422

Louisa County,          Klearfold,   X    7603         The CIT Group Equipment          Various Manufacturing Machines
Virginia                Inc.                           Financing, Inc.
                                                       900 Ashwood Parkway
                                                       Atlanta, GA 30338


                                                                   SCHEDULE 8.01

[Pages 52, 53 & 54 UNREADABLE]

                                 SCHEDULE 8.04
                                 -------------

                              Existing Investments

     Investments by the Credit Party and each of its Subsidiaries existing on the Initial Funding Date in those Subsidiaries listed on Schedule 6.19 hereto.
                                                                  ----

     Investments by Target in an amount of (Pounds)784,100 in B.H. Matthews Limited incurred in connection with the sale by Target of Howards Labels Limited as set forth in an agreement for sale and purchase of the entire issued share capital of Howards Labels Limited.